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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 8, 2007
VISTACARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50118	06-1521534

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4800 North Scottsdale Road, Suite 5000, Scottsdale, Arizona		85251

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (480) 648-4545
None

(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.
On August 8, 2007, VistaCare, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended June 30, 2007. A copy of the press release is furnished as Exhibit 99.1 to this Report.
On August 9, 2007, the Company held a conference call discussing its financial results for the fiscal quarter ended June 30, 2007. A transcript of the conference call is furnished Exhibit 99.2 to this Report.
In accordance with general instruction B.2 to Form 8-K, information in this Item 2.02 and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Exhibits.
(d)	Exhibits.

99.1	Press release of VistaCare, Inc., dated August 8, 2007.

99.2	Transcript of VistaCare, Inc.’s conference call held on August 9, 2007, discussing its financial results for the fiscal quarter ended June 30, 2007.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTACARE, INC.
Dated: August 8, 2007	/s/ Stephen Lewis
	Name:	Stephen Lewis
	Title:	Secretary

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